UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2019

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into Material Definitive Agreement.

On August 27, 2019, TheMaven, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Note Purchase Agreement (the “Amended Note Purchase Agreement”) with one accredited investor, BRF Finance Co., LLC (the “Investor”), which amended that previously disclosed Amended and Restated Note Purchase Agreement, dated June 14, 2019, by and among the Company, Maven Coalition, Inc., HubPages, Inc., Say Media, Inc., TheStreet, Inc., f/k/a TST Acquisition Co., Inc., and the Investor. Pursuant to the Amended Note Purchase Agreement, the Company issued a second amended and restated 12.0% senior secured promissory note (the “Amended Note”), due June 14, 2022, in the aggregate principal amount of $53,692,634.91, which Amended Note amends, restates and supersedes that $68,000,000 12.0% senior secured note issued by the Company on June 14, 2019 to the Investor. The Company received gross proceeds of $3,000,000, which after taking into account a closing fee paid to the Investor of $150,000 and legal fees and expenses of the Investor, the Company received net proceeds of approximately $2.83 million, which will be used by the Company for working capital and general corporate purposes

The foregoing is only a brief description of the respective material terms of the Amended Note Purchase Agreement and the Amended Note, and is qualified in its entirety by reference to the Amended Note Purchase Agreement and the form of Amended Note that are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Note Purchase Agreement, dated August 27, 2019, by and among TheMaven, Inc., Maven Coalition, Inc., HubPages, Inc., Say Media, Inc., TheStreet, Inc., f/k/a TST Acquisition Co., Inc., Maven Media Brands, LLC and the Investor

10.2	Form of Second Amended and Restate Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: September 3, 2019	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer